CUTLER FIXED INCOME FUND

(Ticker: CALFX)

CUTLER EMERGING MARKETS FUND

(Ticker: CUTDX)

Each a Series of The Cutler Trust (the “Trust”)

Supplement dated April 30, 2020

to the Summary Prospectuses, Prospectus and Statement of Additional Information, each dated October 28, 2019

On February 19, 2020, based upon a recommendation by Cutler Investment Counsel, LLC (the “Adviser”), the Board of Trustees (the “Board”) of the Trust determined to close and liquidate the Cutler Fixed Income Fund and the Cutler Emerging Markets Fund (each a “Fund” and together, the “Funds”), each a series of the Trust, subject to approval of the shareholders of the respective Fund at a Special Meeting of Shareholders (the “Special Meeting”). In connection with its decision to close and liquidate the Funds, the Board adopted a Plan of Liquidation. On April 28, 2020 at 10:00 a.m. (Eastern) the Special Meeting was held whereby the proposal to liquidate the Funds pursuant to the Plan of Liquidation was approved by shareholders.

Pursuant to the Plan of Liquidation, each Fund will liquidate its assets at the close of business on or about May 28, 2020 (the “Liquidation Date”). You are welcome, however, to redeem your shares of a Fund before that date.

Prior to the Liquidation Date, the Adviser will begin an orderly transition of each Fund’s portfolio to cash and cash equivalents and each Fund will thereafter no longer be pursuing its investment objective.

Shareholders of a Fund may redeem their shares of the Fund as described in the Funds’ Prospectus prior to the Liquidation Date. Accounts not redeemed by the Liquidation Date will automatically be redeemed at the close of business on that day and a check in the amount of the net cash proceeds, less any required withholding (the “Liquidation Proceeds”), will be sent to the address of record on the account. The Liquidation Proceeds will generally be subject to federal and possibly state and local income taxes if the shares of a Fund are held in a taxable account and the Liquidation Proceeds exceed a shareholder’s adjusted basis in the shares of the Fund. Shareholders should consult with their own tax advisors to ensure the proper treatment of the Liquidation Proceeds on their income tax returns.

If you hold your shares of a Fund in an individual retirement account (an “IRA”) or other tax-deferred account, this supplement is notification that the IRA custodian is resigning its services related to your account for the Funds effective upon the Liquidation Date. In order to avoid a potential tax issue, IRA shareholders generally have 60 days from the date the Liquidation Proceeds are received to re-invest or “rollover” the Liquidation Proceeds into another IRA or qualified retirement account; otherwise, the Liquidation Proceeds may be required to be included in the shareholder’s taxable income for the current tax year and may be subject to Internal Revenue Service penalties related to early distributions. You are advised to consider a direct rollover to a subsequent custodian, consult the appropriate IRA rules and / or seek advice from your own tax advisor related to this distribution from an IRA. Any IRA automatically redeemed on the Liquidation Date will be subject to mandatory 10% federal tax withholding, likely adversely impacting your ability to rollover your proceeds at a new IRA custodian.

If you have questions regarding your available options, please contact the Adviser, Cutler Investment Group, at 1-206-624-5863. You may also contact the Funds at 1-888-CUTLER4 or 1-888-288-5374 if you need assistance with the disposition of your account in the Funds.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.